Oakwood Mortgage Investors, Inc. 1997-D
Oakwood Acceptance Corp. - Servicer
Fiscal Year Ended Series Report
Reporting:    Fiscal Year 1998


Note: This fiscal year-end series report, reports information on the assets included in OMI Trust 1997-D as of the end of the prepayment period that began on September 1, 1997 and ended on September 30, 1998 and as of the end of the collection period that began on September 2, 1997 and ended on October 1, 1998. Accordingly, the information presented with regard to the certificates reflects information as of the close of business on October 15, 1998, which is the distribution date on which collections made and losses incurred during such prepayment period and collection period were passed through to certificateholders


                    Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------

   Beginning                                                                                   Ending              Scheduled
   Principal      Scheduled          Prepaid           Liquidated        Contracts            Principal           Gross
   Balance        Principal          Principal         Principal         Repurchased          Balance             Interest
------------------------------------------------------------------------------------------------------------------------------
252,393,252.30  (3,696,667.67)   (15,355,430.06)    (4,757,942.82)                0.00      228,583,211.75       22,859,860.35
==============================================================================================================================


                    Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------
                       Scheduled                                              Amount
  Servicing           Pass Thru           Liquidation       Reserve          Available for      Limited            Total
  Fee                 Interest            Proceeds          Fund Draw        Distribution       Guarantee          Distribution
-------------------------------------------------------------------------------------------------------------------------------
  2,219,662.02       20,640,198.33      3,547,354.95             0.00      45,459,313.03         0.00            45,459,313.03
===============================================================================================================================




                                         Certificate Account
----------------------------------------------------------------------------------------------------------------

      Beginning                     Deposits                                      Investment            Ending
       Balance            Principal          Interest        Distributions         Interest             Balance
-----------------------------------------------------------------------------------------------------------------
         0.00          23,393,944.45     20,346,903.68      (42,129,503.32)        44,814.49        1,656,159.30
=================================================================================================================


                     P&I Advances at Distribution Date
----------------------------------------------------------------------------

      Beginning            Recovered          Current           Ending
       Balance             Advances           Advances         Balance
----------------------------------------------------------------------------



                 0.00       10,133,328.26    11,392,055.79     1,258,727.53
============================================================================

Oakwood Mortgage Investors, Inc.  1997-D
Oakwood Acceptance Corp. - Servicer
Fiscal Year Ended Series Report
Reporting:             Fiscal Year 1998

                                   Gross Repossessions                 Repo Properties Brought
                                                                      Current by Borrower
                               # Principal Balance                    # Principal Balance
                       ----------------------------------------------------------------------------

Nov-97                         1               20,340.00              0                   0.00
Dec-97                        13              387,336.88              0                   0.00
Jan-98                        32            1,027,003.22             (1)            (13,205.51)
Feb-98                        41            1,322,580.66             (1)            (23,284.58)
Mar-98                        64            1,946,169.36             (2)            (99,140.65)
Apr-98                        71            2,121,373.19             (2)            (62,332.08)
May-98                        79            2,608,641.07             (1)            (23,963.25)
Jun-98                        91            2,875,966.10              0                   0.00
Jul-98                       103            3,512,418.04             (2)            (53,286.05)
Aug-98                       105            3,622,416.74             (1)            (31,913.75)
Sep-98                       110            3,912,920.64              0                   0.00
                       ----------------------------------------------------------------------------

Total of month
end balance                  710           23,357,165.90            (10)           (307,125.87)
                       ============================================================================
Average month
end balance                   65            2,123,378.72             -1             (27,920.53)
                       ============================================================================


                       Current by BorroNet Current Repos             Aggregate Repo Properties in
                                                                        Trust at Month-End
                                # Principal Balance                   # Principal Balance
                       --------------------------------------------------------------------------

Nov-97                          1              20,340.00              1                20,340.00
Dec-97                         12             366,996.88             13               387,336.88
Jan-98                         22             727,307.25             34             1,101,438.62
Feb-98                         16             487,085.41             49             1,565,239.45
Mar-98                         35           1,053,908.12             82             2,520,006.92
Apr-98                         31             860,203.61            111             3,317,878.45
May-98                         34           1,106,835.80            144             4,400,751.00
Jun-98                         29             807,637.10            173             5,208,388.10
Jul-98                         39           1,389,038.85            210             6,544,140.90
Aug-98                         29             932,915.38            238             7,445,142.53
Sep-98                         37           1,306,909.02            275             8,752,051.55
                       --------------------------------------------------------------------------

Total of month
end balance                   285           9,059,177.42          1,330            41,262,714.40
                       ==========================================================================
Average month
end balance                    26             823,561.58            121             3,751,155.85
                       ==========================================================================

Oakwood Mortgage Investors, Inc.  1997-D
Oakwood Acceptance Corp. - Servicer
Fiscal Year Ended Series Report
Reporting:      Fiscal Year 1998

                                                            Delinquency Analysis

                               31 to 59 days                   60 to 89 days
                   No. of     Principal                     Principal
                   Loans      Balance             #         Balance
                   -------------------------------------------------------------

            Nov-97         50        1,825,870.78         2           63,881.68
            Dec-97        228        7,162,600.91        69        2,225,265.91
            Jan-98        173          5465844.18        43           1254178.1
            Feb-98        117           3790431.5        70          2292236.16
            Mar-98        110          3340601.84        54          1888458.47
            Apr-98        142          4545913.61        67          2150188.74
            May-98        156          5428278.44        65          2160759.01
            Jun-98        177          5770968.45        70          2532778.31
            Jul-98        136          4275664.21        75          2455620.47
            Aug-98        197          6607275.19        62          1971944.65
            Sep-98        174          5789632.38        68          2295122.92
                   -------------------------------------------------------------

Total of month
end balance             1,660       54,003,081.49       645       21,290,434.42
                   =============================================================
Average month
end balance               151        4,909,371.04        59        1,935,494.04
                   =============================================================






                               90 days and Over      Total Delinq.
                             Principal                       Principal
                   #         Balance              #          Balance
                   -------------------------------------------------------------

            Nov-97         0                 0.00         52        1,889,752.46
            Dec-97        37         1,321,111.37        334       10,708,978.19
            Jan-98        20            679385.75        236        7,399,408.03
            Feb-98        45           1459009.33        232        7,541,676.99
            Mar-98        83           2857287.63        247        8,086,347.94
            Apr-98        90           3237646.06        299        9,933,748.41
            May-98       109           3903729.82        330       11,492,767.27
            Jun-98       135           4709880.23        382       13,013,626.99
            Jul-98       149            5374055.6        360       12,105,340.28
            Aug-98       163           5914988.88        422       14,494,208.72
            Sep-98       164           5922465.25        406       14,007,220.55
                   -------------------------------------------------------------

Total of month
end balance              995        35,379,559.92      3,300      110,673,075.83
                   =============================================================
Average month
end balance               90         3,216,323.63        300       10,061,188.71
                   =============================================================

Oakwood Mortgage Investors, Inc.  1997-D
Oakwood Acceptance Corp. - Servicer
Fiscal Year Ended Series Report
Reporting:   Fiscal Year 1998

REPOSSESSION LIQUIDATION REPORT
See Monthly Investor Report for Detail

 Prepayment      Liquidated Principal     Sales            Insur.           Total         Repossession
   Period               Balance          Proceeds         Refunds          Proceeds         Expenses
------------------------------------------------------------------------------------------------------
Nov-97                    0.00             0.00             0.00             0.00              0.00
Dec-97                    0.00             0.00             0.00             0.00              0.00
Jan-98               48,393.79        49,750.00             0.00        49,750.00          7,036.74
Feb-98              166,509.63       143,150.00         5,571.74       148,721.74         24,078.98
Mar-98              328,796.67       305,450.00        14,614.08       320,064.08         43,242.17
Apr-98              617,871.08       594,786.00        17,223.57       612,009.57        111,940.00
May-98              585,596.73       553,080.00        13,285.64       566,365.64        119,270.00
Jun-98              535,625.68       502,050.00        10,132.58       512,182.58         91,310.00
Jul-98              689,090.72       662,874.33        14,997.73       677,872.06        133,580.00
Aug-98              780,887.79       727,223.50         5,415.10       732,638.60        128,470.00
Sep-98            1,005,170.73     1,013,300.00        20,553.02     1,033,853.02        183,190.00


             =========================================================================================
Total             4,757,942.82     4,551,663.83       101,793.46     4,653,457.29        842,117.89
             =========================================================================================


                      Net                                                      Net              Current
 Prepayment       Liquidation        Unrecov.         FHA Insurance         Pass Thru          Period Net     Cumulative
   Period          Proceeds          Advances           Coverage            Proceeds          Gain/(Loss)     Gain/(Loss)
----------- --------------------------------------------------------------------------------------------------------------

Nov-97                 0.00              0.00                0.00                0.00               0.00
Dec-97                 0.00              0.00                0.00                0.00               0.00
Jan-98            42,713.26          1,527.22            6,486.98           47,673.02            (720.77)
Feb-98           124,642.76          7,334.42           28,482.85          145,791.19         (20,718.44)
Mar-98           276,821.91         17,877.14                0.00          258,944.77         (69,851.90)
Apr-98           500,069.57         35,476.48            3,768.98          468,362.07        (149,509.01)
May-98           447,095.64         43,900.35           25,329.39          428,524.68        (157,072.05)
Jun-98           420,872.58         34,717.43            6,415.63          392,570.78        (143,054.90)
Jul-98           544,292.06         57,129.84                0.00          487,162.22        (201,928.50)
Aug-98           604,168.60         64,337.89            7,466.54          547,297.25        (233,590.54)
Sep-98           850,663.02         84,333.06            4,699.01          771,028.97        (234,141.76)


            ==============================================================================================================
Total          3,811,339.40        346,633.83           82,649.38        3,547,354.95      (1,210,587.87)   (1,210,587.87)
            ==============================================================================================================

Oakwood Mortgage Investors, Inc.  1997-D
Oakwood Acceptance Corp. - Servicer
Fiscal Year Ended Series Report
Reporting:                 Fiscal Year 1998

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                              Original      Beginning      Beginning       Current      Accelerated      Ending
          Cert.             Certificate    Certificate     Carryover      Principal      Principal     Carryover
          Class               Balances       Balances      Principal     Distribution  Distribution    Principal
---------------------------------------------------------------------------------------------------------------------
A-1                         46,940,000.00  46,940,000.00        0.00     23,810,040.55          0.00           0.00
A-1 Outstanding Writedown            0.00           0.00

A-2                         46,290,000.00  46,290,000.00        0.00              0.00          0.00           0.00
A-2 Outstanding Writedown            0.00           0.00

A-3                         30,260,000.00  30,260,000.00        0.00              0.00          0.00           0.00
A-3 Outstanding Writedown            0.00           0.00

A-4                         15,340,000.00  15,340,000.00        0.00              0.00          0.00           0.00
A-4 Outstanding Writedown            0.00           0.00

A-5                         62,453,000.00  62,453,000.00        0.00              0.00          0.00           0.00
A-5 Outstanding Writedown            0.00           0.00

M                           17,037,000.00  17,037,000.00        0.00              0.00          0.00           0.00
M Outstanding Writedown              0.00           0.00

B-1                         23,977,000.00  23,977,000.00        0.00              0.00          0.00           0.00
B-1 Outstanding Writedown            0.00           0.00

B-2                         10,096,252.00  10,096,252.00        0.00              0.00          0.00           0.00
B-2 Outstanding Writedown            0.00           0.00

                                          ---------------------------------------------------------------------------

                                          252,393,252.00        0.00     23,810,040.55          0.00           0.00
                                          ===========================================================================

                                             Ending                    Principal Paid
          Cert.              Writedown    Certificate        Pool       Per $1,000
          Class               Amounts       Balances        Factor     Denomination
--------------------------  --------------------------------------------------------
A-1                                 0.00  23,129,959.45      49.27558%       507.24
A-1 Outstanding Writedown           0.00           0.00           0.00         0.00

A-2                                 0.00  46,290,000.00     100.00000%         0.00
A-2 Outstanding Writedown           0.00           0.00           0.00         0.00

A-3                                 0.00  30,260,000.00     100.00000%         0.00
A-3 Outstanding Writedown           0.00           0.00           0.00         0.00

A-4                                 0.00  15,340,000.00     100.00000%         0.00
A-4 Outstanding Writedown           0.00           0.00           0.00         0.00

A-5                                 0.00  62,453,000.00     100.00000%         0.00
A-5 Outstanding Writedown           0.00           0.00           0.00         0.00

M                                   0.00  17,037,000.00     100.00000%         0.00
M Outstanding Writedown             0.00           0.00           0.00         0.00

B-1                                 0.00  23,977,000.00     100.00000%         0.00
B-1 Outstanding Writedown           0.00           0.00           0.00         0.00

B-2                                 0.00  10,096,252.00     100.00000%         0.00
B-2 Outstanding Writedown           0.00           0.00           0.00         0.00

                            -------------------------------------------

                                    0.00 228,583,211.45           7.49
                            ===========================================

                    (1) This represents the amount of losses on the assets that were allocated to reduce the outstanding principal balance of the certificates in accordance with the applicable pooling and servicing agreement.

Oakwood Mortgage Investors, Inc.  1997-D
Oakwood Acceptance Corp. - Servicer
Fiscal Year Ended Series Report
Reporting:              Fiscal Year 1998

CERTIFICATE INTEREST ANALYSIS

                                                                                                         Interest Paid
      Certificate       RemittanceBeginning     Current          Total          Interest       Ending     Per $1,000
         Class            Rate     Balance      Accrual          Paid           Shortfall     Balance    Denomination
                        ---------------------------------------------------------------------------------------------------
A-1                     VARIOUS         0.00   1,937,358.59    1,937,358.59            0.00         0.00        41.27
A-1  Carryover Interest      0.00       0.00                           0.00            0.00         0.00         0.00
A-1  Writedown Interest      0.00       0.00                           0.00            0.00         0.00         0.00

A-2                      6.35000%       0.00   2,694,463.75    2,694,463.75            0.00         0.00        58.21
A-2  Carryover Interest  0.00000%       0.00                           0.00            0.00         0.00         0.00
A-2  Writedown Interest      0.00       0.00                           0.00            0.00         0.00         0.00

A-3                      6.50000%       0.00   1,802,991.63    1,802,991.63            0.00         0.00        59.58
A-3  Carryover Interest  0.00000%       0.00                           0.00            0.00         0.00         0.00
A-3  Writedown Interest      0.00       0.00                           0.00            0.00         0.00         0.00

A-4                      6.72500%       0.00     945,647.12      945,647.12            0.00         0.00        61.65
A-4  Carryover Interest  0.00000%       0.00                           0.00            0.00         0.00         0.00
A-4  Writedown Interest      0.00       0.00                           0.00            0.00         0.00         0.00

A-5                      6.95000%       0.00   3,978,776.56    3,978,776.56            0.00         0.00        63.71
A-5  Carryover Interest  0.00000%       0.00                           0.00            0.00         0.00         0.00
A-5  Writedown Interest      0.00       0.00                           0.00            0.00         0.00         0.00

M                        6.95000%       0.00   1,085,398.93    1,085,398.93            0.00         0.00        63.71
M  Carryover Interest    0.00000%       0.00                           0.00            0.00         0.00         0.00
M  Writedown Interest        0.00       0.00                           0.00            0.00         0.00         0.00

B-1                      7.32500%       0.00   1,609,955.60    1,609,955.60            0.00         0.00        67.15
B-1  Carryover Interest  0.00000%       0.00                           0.00            0.00         0.00         0.00
B-1  Writedown Interest      0.00       0.00                           0.00            0.00         0.00         0.00

B-2                      7.55000%       0.00     698,744.75      698,744.75            0.00         0.00        69.21
B-2  Carryover Interest      0.00       0.00                           0.00            0.00         0.00         0.00
B-2  Writedown Interest      0.00       0.00                           0.00            0.00         0.00         0.00

Limited Guarantee            0.00       0.00           0.00            0.00            0.00         0.00

X                                       0.00   5,886,861.40    4,676,273.53    1,210,587.87 1,210,587.87

R                                       0.00           0.00            0.00            0.00         0.00

Service Fee                             0.00   2,219,662.02    2,219,662.02            0.00         0.00
                                  -----------------------------------------------------------------------

                                        0.00  22,859,860.35   21,649,272.48 (1)1,210,587.87 1,210,587.87
                                  =======================================================================



      Certificate               Cert.          TOTAL
         Class                  Class      DISTRIBUTION
                        ---------------------------------


A-1                              A-1       25,747,399.14
A-1  Carryover Interest
A-1  Writedown Interest

A-2                              A-2        2,694,463.75
A-2  Carryover Interest
A-2  Writedown Interest

A-3                              A-3        1,802,991.63
A-3  Carryover Interest
A-3  Writedown Interest

A-4                              A-4          945,647.12
A-4  Carryover Interest
A-4  Writedown Interest

A-5                              A-5        3,978,776.56
A-5  Carryover Interest
A-5  Writedown Interest

M                                 M         1,085,398.93
M  Carryover Interest
M  Writedown Interest

B-1                              B-1        1,609,955.60
B-1  Carryover Interest
B-1  Writedown Interest

B-2                              B-2          698,744.75
B-2  Carryover Interest
B-2  Writedown Interest

Limited Guarantee          Limited Guarantee        0.00

X                                 X         4,676,273.53

R                                 R                 0.00

Service Fee                                 2,219,662.02
                                           --------------

                                           45,459,313.03 (1)
                                           ==============

(1) Pursuant to the applicable pooling and servicing agreement, $2,219,662.02 of the amounts available for distribution on distribution dates during the fiscal year were used to pay servicing fees due the servicer. Consequently, the total amount distributed on the certificates during the fiscal year was $43,239,651.01